Exhibit 99.1

Supplemental Financial Report for Quarter Ended March 31, 2019

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2018 Annual Report on Form 10-K for the year ended December 31, 2018.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 28, 2019.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-13
Other Partnership Information	14
Partnership Financial Statements	15-17
Partnership Financial Measures and Schedules	18-24

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q1 2019, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  The results for Q1 2019 are as follows:

•	Total revenue increased approximately $1.2 million, or 7.3%, to $17.7 million for the first quarter 2019;
•	Net income, basic and diluted, decreased by $0.01 per Beneficial Unit Certificate (“BUC”), or 11.1%, to $0.08 per BUC in the first quarter 2019; and
•	Cash Available for Distribution(“CAD”) increased approximately $0.01 per BUC, or 10.0%, to $0.11 per BUC in the first quarter 2019.

The Partnership reported the following notable transactions during the first quarter of 2019:

•	Acquired two Mortgage Revenue Bonds for approximately $6.1 million;
•	Additional Investment in unconsolidated entities of approximately $6.6 million;
•	Redemption of one Mortgage Revenue Bond for approximately $5.6 million;
•	Redemption of one Property Loan for approximately $8.4 million; and
•	Executed two new Term A/B Trusts for approximately $5.3 million.

In January 2019, one multifamily project was sold by its managing member and ATAX’s loan investment was repaid. The details of the sale transaction are as follows:

•	Vantage at Brooks – ATAX invested in the Vantage at Brooks multifamily, market-rate project as a loan investment in the fourth quarter 2015. The sale of the 288-unit project resulted in:

o	Repayment, in full, of ATAX’s loan investment principal and accrued interest, and
o	Recognition of approximately $3.0 million of contingent interest income in the first quarter 2019.

The sale of Vantage at Brooks has continued to provide us with a “proof of concept” that initially attracted us to the Vantage investments.  We have partnered with a developer that continues to construct high quality, multifamily projects in geographic areas of the country that have been attractive to tenants and prospective buyers.

Thank you for your continued support of ATAX!

Chad Daffer

Chief Executive Officer

4

FIRST QUARTER 2019 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs to be excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a multifamily property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily projects (“MF Properties”) to position ourselves for future investments in MRBs issued to finance these properties.  In addition, we have invested in equity interests in multifamily, market rate projects throughout the U.S.

(As of March 31, 2019)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$6.87
Yield	7.3%

BUCs Outstanding (including Restricted Units)	60,691,467
Market Capitalization	$416,950,378
52-week BUC price range	$5.20 to $6.87

Partnership Financial Information for the Q1 2019 ($’s in 000’s, except per BUC)

Total Revenue	$17,665
Net Income – ATAX Partnership	$6,452
Total Assets	$993,198
Leverage Ratio[1]	60%
Cash Available for Distribution (“CAD”)[2]	$6,574
Distribution Declared per BUC[3]	$0.125

[1]

Our overall leverage ratio is calculated as total outstanding debt divided by total partnership assets using the carrying value of the MRBs, PHC Certificates, property loans, taxable MRBs, initial finance costs, and the MF Properties at cost.

[2]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD for the last eight fiscal quarters is provided on page 18 of the Supplement herein.

[3]

The most recent distribution was paid on April 30, 2019 for BUC holders of record as of March 29, 2019. The distribution is payable to BUC holders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

5

ATAX ASSET PROFILE

At March 31, 2019

6

ATAX MORTGAGE REVENUE BOND PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 74% of Total Assets at March 31, 2019, from 35% of Total Assets at December 31, 2012.

7

ATAX FINANCING PROFILE

At March 31, 2019

8

DEBT FINANCING, NET ($’s in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS1

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB & Term A/B Debt Financings	$48,081	$(94,959)	$(189,988)	$(285,099)	$(380,178)
TEBS Debt Financings	156,271	(145,351)	(286,397)	(427,743)	(569,093)
Other Investment Financings	67,619	(135,165)	(270,234)	(405,206)	(540,082)
Total	$271,971	$(375,475)	$(746,619)	$(1,118,048)	$(1,489,353)

[1]	Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

9

ATAX ASSETS HELD - $’s AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, property loans, taxable MRBs, initial finance costs and the MF Properties at cost.

10

REVENUE AND OTHER INCOME TRENDS

Highlighted transactions recorded during the past eight quarters include the following:

•	During the first quarter of 2019, we recognized contingent interest of approximately $3.0 million. Tier 2 income paid to the General Partner for this item was approximately $753,000.
•

During the fourth quarter of 2018, we recognized a gain on the sale of an investment in an unconsolidated entity of approximately $2.9 million and contingent interest of approximately $5.1 million. No Tier 2 income was paid to the General Partner for these items as the maximum annual Tier 2 distribution was met.

•

During the third quarter of 2018, we recognized a gain on the sale of Jade Park (an MF Property) of approximately $4.1 million before direct and indirect expense and contingent interest of approximately $4.2 million. Tier 2 income paid to the General Partner for these items was approximately $2.1 million.

•

During the fourth quarter of 2017, we recognized gains on the sale of approximately $6.7 million, net of income taxes and before direct and indirect expense, from the sale of three MF Properties and contingent interest of approximately $2.9 million. Tier 2 income paid to the General Partner for these items was approximately $874,000.

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000.

11

OPERATING EXPENSE TRENDS

•	Since April 1, 2017, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.37% of Total Assets.

12

PERFORMANCE TRENDS

•	In 2019, we realized approximately $3.0 million of contingent interest. Approximately $753,000 was allocated to the General Partner and approximately $2.3 million was allocated to the BUC holders.
•

In 2018, we realized approximately $9.3 million of contingent interest, gains on sale of real estate assets of approximately $4.1 million, and gains on sale of an investment in an unconsolidated entity of approximately $2.9 million. Approximately $2.1 million was allocated to the General Partner and approximately $14.2 million was allocated to the BUC holders.

•

In 2017, we realized approximately $3.1 million of contingent interest and gains on sale of real estate assets of approximately $10.9 million, net of tax. Approximately $2.0 million was allocated to the General Partner and approximately $12.0 million was allocated to the BUC holders.

13

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

14

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	March 31, 2019	December 31, 2018
Assets
Cash and cash equivalents	$38,210,497	$32,001,925
Restricted cash	792,321	1,266,686
Interest receivable, net	7,675,314	7,011,839
Mortgage revenue bonds held in trust, at fair value	656,062,961	645,258,873
Mortgage revenue bonds, at fair value	82,984,880	86,894,562
Public housing capital fund trusts, at fair value	46,406,868	48,672,086
Real estate assets:
Land and improvements	4,971,665	4,971,665
Buildings and improvements	71,949,453	71,897,070
Real estate assets before accumulated depreciation	76,921,118	76,868,735
Accumulated depreciation	(13,088,741)	(12,272,387)
Net real estate assets	63,832,377	64,596,348
Investments in unconsolidated entities	84,684,982	76,534,306
Property loans, net of loan loss allowance	7,593,377	15,961,012
Other assets	4,954,602	4,515,609
Total Assets	$993,198,179	$982,713,246

Liabilities
Accounts payable, accrued expenses and other liabilities	$9,030,207	$7,543,822
Distribution payable	8,393,271	7,576,167
Unsecured lines of credit	35,659,200	35,659,200
Debt financing, net	508,248,469	505,663,565
Mortgages payable and other secured financing, net	27,373,224	27,454,375
Total Liabilities	588,704,371	583,897,129
Redeemable preferred units	94,359,389	94,350,376
Partners' Capital
General Partner	401,277	344,590
Beneficial Unit Certificate holders	309,733,142	304,121,151
Total Partners' Capital	310,134,419	304,465,741
Total Liabilities and Partners' Capital	$993,198,179	$982,713,246

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. INCOME STATEMENTS

	For The Three Months Ended March 31, 2019	For The Three Months Ended March 31, 2018
Revenues:
Investment income	$12,407,876	$13,378,486
Property revenues	1,993,629	2,336,512
Contingent interest income	3,012,102	-
Other interest income	222,238	743,036
Other income	28,753	-
Total Revenues	17,664,598	16,458,034
Expenses:
Real estate operating (exclusive of items shown below)	1,176,818	1,395,493
Depreciation and amortization	820,808	906,315
Interest expense	6,394,920	5,347,077
General and administrative	2,778,591	2,811,845
Total Expenses	11,171,137	10,460,730
Income before income taxes	6,493,461	5,997,304
Income tax expense (benefit)	41,648	(7,000)
Net income - ATAX Partnership	$6,451,813	$6,004,304

Net income - ATAX Partnership	6,451,813	6,004,304
Redeemable preferred unit distributions and accretion	(717,763)	(717,763)
Net income available to Partners	$5,734,050	$5,286,541

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$10,443,413	$12,070,556
MF Properties	1,993,629	2,336,512
Public Housing Capital Fund Trusts	638,146	620,106
Other Investments	4,589,410	1,430,860
Total Revenue and Other Income	$17,664,598	$16,458,034
Expenses
Mortgage Revenue Bond Investments	$8,400,059	$7,770,961
MF Properties	2,430,763	2,699,242
Public Housing Capital Fund Trusts	381,963	(26,016)
Other Investments	-	9,543
Total Expenses	$11,212,785	$10,453,730
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$2,043,354	$4,299,595
MF Properties	(437,134)	(362,730)
Public Housing Capital Fund Trusts	256,183	646,122
Other Investments	4,589,410	1,421,317
Income from continuing operations	$6,451,813	$6,004,304

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017

Partnership net income	$6,451,813	$13,914,049	$17,883,055	$3,338,121	$6,004,304	$15,647,453	$3,545,483	$4,109,400
Change in fair value of derivatives and interest rate derivative amortization	306,591	363,481	(91,679)	(6,386)	(989,995)	(129,595)	66,917	181,420
Depreciation and amortization expense	820,808	863,534	864,600	921,816	906,315	1,090,599	1,259,055	1,270,379
Impairment of securities	-	-	309,958	831,062	-	761,960	-	-
Impairment charge on real estate assets	-	-	150,000	-	-	-	-	-
Amortization of deferred financing costs	361,305	368,165	409,420	430,687	464,772	444,299	577,413	562,585
Restricted units compensation expense	184,184	450,141	622,227	543,521	206,636	455,119	550,390	438,893
Deferred income taxes	(40,692)	(276,235)	-	-	34,000	(26,000)	(9,000)	(201,000)
Redeemable Series A Preferred Unit distribution and accretion	(717,763)	(717,762)	(717,763)	(717,762)	(717,763)	(701,664)	(523,682)	(432,550)
Bond purchase premium (discount) amortization (accretion), net of cash received	(38,952)	(3,214)	(3,513)	(3,808)	(4,098)	(193,530)	(26,270)	(26,741)
Tier 2 Income distributable to the General Partner	(753,025)	12,263	(2,074,381)	-	-	(873,893)	-	(16,224)
CAD	$6,574,269	$14,974,422	$17,351,924	$5,337,251	$5,904,171	$16,474,748	$5,440,306	$5,886,162

Weighted average number of BUCs outstanding, basic	60,426,177	60,143,725	59,907,123	59,937,300	60,124,333	59,895,229	59,811,578	59,862,969

Partnership Only:
Net income, basic and diluted, per BUC	$0.08	$0.22	$0.25	$0.04	$0.09	$0.23	$0.05	$0.06
CAD per BUC, basic	$0.11	$0.25	$0.29	$0.09	$0.10	$0.27	$0.09	$0.10
Distributions declared, per BUC	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

MARCH 31, 2019

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,721,717	$11,298,714
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,083,800	12,683,298
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	15,897,526	17,740,257
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,331,681	10,493,596
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,186,525	1,279,267
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,538,088	8,357,177
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,508,847	7,103,751
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,208,048	5,819,571
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	993,773	1,050,998
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,712,262
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,014,008
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,083,475	14,601,702
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,529	159,142
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	4,042,279
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,555,292
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,993,030
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,440,947
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,355,000	7,401,949
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,849,684	9,439,217
Bruton	Dallas, TX	8/1/2054	6.00%	17,902,767	20,308,711
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,027,000	14,863,224
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,266,464	12,483,955
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,103,188	21,817,693
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,382,687	15,345,192
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,731,216	23,677,059
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,055,000	5,723,044
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,209,805	11,234,966
Courtyard Apartments - Series B	Fullerton, CA	6/1/2019	8.00%	6,228,000	6,228,251
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,047,878	8,700,520
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,457,776	8,158,466
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,587,594	24,999,162
Esperanza at Palo Alto	San Antonio, TX	7/1/2058	5.80%	19,455,730	22,258,844
Gateway Village	Durham, NC	4/1/2032	6.10%	2,600,000	2,914,632
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,570,194	5,190,982
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,008,000	8,857,812
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	12.00%	932,993	1,083,658
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,757,247	7,800,403
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,722,637	4,061,548
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,890,938	7,619,360
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,827,722	7,641,130
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	10,777,579	11,877,771
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,689,400	1,850,170

19

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,830,000	42,296,320
Lynnhaven Apartments	Durham, NC	4/1/2032	6.10%	3,450,000	3,795,712
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,475,929	2,793,624
Montecito at Williams Ranch - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,780,812
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,313,807	13,153,057
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	13,956,000	14,082,387
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,516,859	3,544,104
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	9,612,000
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,093,792	11,783,191
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	8,828,138
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	471,438
Runnymede	Austin, TX	10/1/2042	6.00%	10,040,000	10,175,058
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,483,453	3,814,952
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	2,999,495	3,452,584
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,315,002	5,059,439
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,340,347	8,081,417
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,358,748	13,606,468
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,807,824	8,859,946
Solano Vista - Series A	Vallejo, CA	1/1/2036	5.85%	2,665,000	3,150,348
Solano Vista - Series B	Vallejo, CA	1/1/2021	5.85%	3,103,000	3,097,298
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	20,639,412
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,102,830
Southpark	Austin, TX	12/1/2049	6.13%	13,155,000	14,078,366
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,410,320	6,993,919
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,588,448	4,001,385
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	18,994,280	21,231,510
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,078,910	3,359,216
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,887,277	6,628,897
Village at Avalon	Albuquerque, NM	1/1/2059	5.80%	16,382,573	18,339,749
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,921,985	11,539,612
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,571,050
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,847,324	4,353,684
Willow Run	Columbia, SC	12/1/2050	5.50%	12,846,000	14,656,611
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,221,000	4,230,297
Total Mortgage Revenue Bonds				$676,916,881	$739,047,841

20

OTHER INVESTMENTS

MARCH 31, 2019

	Weighted	Weighted Avg.
Name	Average Lives	Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	6.24	5.38%	$24,913,137	$24,866,898
Public Housing Capital Fund Trust Certificate II	3.37	4.35%	6,769,666	6,676,265
Public Housing Capital Fund Trust Certificate III	6.51	5.30%	15,199,430	14,863,705
			$46,882,233	$46,406,868

21

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

DECEMBER 31, 2018

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,737,418	$11,217,907
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,115,410	12,594,151
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	15,941,296	17,569,565
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,357,374	10,393,662
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,188,251	1,266,240
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,558,240	8,265,210
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,526,247	7,052,186
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,221,971	5,779,055
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	995,162	1,042,642
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,589,196
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,011,730
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,114,418	14,346,710
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,600	156,820
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,981,263
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,554,013
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,474,687
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,433,940
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,395,000	7,485,349
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,876,298	9,388,086
Bruton	Dallas, TX	8/1/2054	6.00%	17,933,482	19,979,538
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,061,000	14,619,308
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,294,928	12,443,147
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,144,400	21,366,955
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,411,558	15,028,775
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,775,940	23,281,183
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,055,000	5,698,012
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,184,573
Courtyard Apartments - Series B	Fullerton, CA	6/1/2019	8.00%	6,228,000	6,230,450
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,072,754	8,684,868
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,474,716	8,075,454
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,630,276	24,575,792
Esperanza at Palo Alto	San Antonio, TX	7/1/2058	5.80%	19,487,713	21,838,166
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,581,930	5,105,954
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,032,000	8,850,686
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	12.00%	933,928	1,083,717
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,775,508	7,783,065
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,042,844
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,547,686
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,843,232	7,565,754
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	10,958,661	11,852,542
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,692,774	1,833,961

22

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,875,000	43,114,383
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,482,288	2,729,040
Montecito at Williams Ranch - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,663,133
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,023,579
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	13,989,000	14,230,675
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,520,900	3,572,234
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,047,123
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,123,800	12,507,480
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	8,633,821
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	471,217
Runnymede	Austin, TX	10/1/2042	6.00%	10,040,000	10,104,280
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,490,410	3,781,531
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,007,198	3,408,401
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,325,536	4,980,862
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,004,929
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,477,687
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	8.00%	5,574,000	5,572,922
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,822,610	8,601,550
Solano Vista - Series A	Vallejo, CA	1/1/2036	5.85%	2,665,000	2,665,000
Solano Vista - Series B	Vallejo, CA	1/1/2021	5.85%	3,103,000	3,103,000
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	20,185,684
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,102,330
Southpark	Austin, TX	12/1/2049	6.13%	13,155,000	14,106,572
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,931,639
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,598,006	3,961,411
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,044,617	21,239,408
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,314,934
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,903,368	6,634,441
Village at Avalon	Albuquerque, NM	1/1/2059	5.80%	16,400,000	17,808,802
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,938,059	11,359,173
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,529,351
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,857,839	4,341,275
Willow Run	Columbia, SC	12/1/2050	5.50%	12,879,000	14,415,571
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,221,000	4,255,155
Total Mortgage Revenue Bonds				$677,698,116	$732,153,435

OTHER INVESTMENTS

DECEMBER 31, 2018

	Weighted	Weighted Avg.
Name	Average Lives	Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	6.49	5.33%	$24,913,137	$24,894,527
Public Housing Capital Fund Trust Certificate II	5.56	4.35%	9,536,832	9,116,553
Public Housing Capital Fund Trust Certificate III	6.76	5.30%	15,199,430	14,661,006
			$49,649,399	$48,672,086

23